                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  August 7, 1998


                            NATIONAL CITY BANCSHARES, INC.
                (Exact name of registrant as specified in its charter)


          INDIANA             0-13585             35-1632155
     (State or other      (Commission       (IRS Employer
     jurisdiction of       File Number)      Identification No.)
     incorporation)


                                  227 MAIN  STREET
                                    P.O. BOX 868
                         EVANSVILLE, INDIANA          47705-0868
                    (Address of principal             (Zip Code)
                     executive offices)


Registrant's telephone number, including area code:      (812) 464-9677


                                    NOT APPLICABLE
       (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On July 29, 1998, the Registrant issued a news release announcing earnings for the quarter and six months ended June 30, 1998. A copy of the news release is filed as an exhibit to this report and is incorporated by reference herein.

     On August 6, 1998, the Registrant issued a news release announcing it will implement back office restructuring and product standardization plans. A copy of the news release is filed as a exhibit to this report and is incorporated by reference herein.

     As previously announced, the Registrant has entered a definitive agreement with Progressive Bancshares, Inc. ("Progressive") to acquire Progressive. The following financial statements of Progressive are filed as exhibits to this report: (i) audited consolidated financial statements for the years ended December 31, 1997 and 1996; (ii) consolidated balance sheets as of March 31, 1998; and (iii) consolidated statements of income for the three months ended March 31, 1998 and 1997.

     Registrant hereby incorporates by reference the financial statements of Illinois One Bancorp, Inc., Trigg Bancorp, Inc., Community First Financial, Inc., 1st Bancorp Vienna, Inc., and Hoosier Hills Financial Corporation as filed by Registrant pursuant to the Securities Act of 1933, as amended, and as further described in the Index to Exhibits.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits incorporated by reference to Index to Exhibits.







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


                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 7, 1998


                         NATIONAL CITY BANCSHARES, INC.


                         By:    /s/ Stephen C. Byelick, Jr.
                                ---------------------------
                                Stephen C. Byelick, Jr.




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

                               INDEX TO EXHIBITS

        EXHIBIT NUMBER                  DESCRIPTION OF EXHIBIT
          23                  Consent of Crowe Chizek & Co., LLP

          99.1                News release dated July 29, 1998

          99.2                News release dated August 6, 1998

          99.3                Financial Statements of Progressive Bancshares,
                              Inc.

          99.4                Financial statements of Illinois One Bancorp, Inc.
                              (incorporated by reference from pages F-1 to F-13 of the Rule 424 prospectus filed by Registrant with the Securities and Exchange Commission
                              ("SEC") on April 10, 1998 (File No. 333-48933))

          99.5                Financial statements of Trigg Bancorp, Inc.
                              (incorporated by reference from pages F-1 to F-18 of the Rule 424 prospectus filed by Registrant with the SEC on May 11, 1998 (File No. 333-51509))

          99.6                Financial statements of Community First
                              Financial, Inc. (incorporated by reference from pages F-1 to F-32 of the Rule 424 prospectus filed by Registrant with the SEC on May 14, 1998 (File No. 333-51923))

          99.7                Financial statements of 1st Bancorp Vienna, Inc.
                              (incorporated by reference from pages F-1 to F-20 of the Form S-4 filed by Registrant with the SEC on July 31, 1998 (File No. 333-60287))

          99.8                Financial statements of Hoosier Hills Financial
                              Corporation (incorporated by reference from pages
                              F-1 to F-28 of the Form S-4 filed by Registrant with the SEC on July 31, 1998 (File No.
                              333-60289))



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